UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 27, 2019

MedAmerica Properties Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-09043 (Commission File Number)	36-3361229 (IRS Employer Identification No.)

Boca Center, Tower 1, 5200 Town Center Circle, Suite 550, Boca Raton, Florida (Address of principal executive offices)	33486 (Zip Code)

Registrant’s telephone number, including area code: (561) 617-8050

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.     Entry into a Material Definitive Agreement.

Amendments to Merger Agreements

On November 27, 2019, MedAmerica Properties Inc. (the “Company” or “MedAmerica”) and certain of its subsidiaries entered into 19 separate amendments (collectively, the “Amendments”) to the previously disclosed 19 separate agreements and plans of merger (collectively, the “Merger Agreements”), each dated May 28, 2019, with each of Broad Street Realty, LLC (“BSR”), Broad Street Ventures, LLC (“BSV”), BSV Avondale LLC, BSV Colonial Investor LLC, BSV Coral Hills Investors LLC, BSV Crestview Square LLC, BSV Cromwell Parent LLC, BSV Cypress Point Investors LLC, BSV Dekalb LLC, BSV Greenwood Investors LLC, BSV Highlandtown Investors LLC, BSV Hollinswood LLC, BSV Lamont Investors LLC, BSV Lamonticello Investors LLC, BSV LSP East Investors LLC, BSV Patrick Street Member LLC, BSV Premier Brookhill LLC, BSV Spotswood Investors LLC and BSV West Broad Investors LLC (collectively, the “Broad Street Entities”).

As previously disclosed, pursuant to the Merger Agreements, in a series of 19 mergers, each Broad Street Entity will merge with and into a subsidiary of the Company with each Broad Street Entity surviving (collectively, the “Mergers”). Other than the Delayed Mergers (as defined below), each of the Mergers is required to close concurrently (such Mergers, the “Initial Mergers”), unless such condition is waived by the parties.

Under the Amendments, the Merger Agreements were revised such that the Mergers involving BSR, BSV, BSV Colonial Investor LLC, BSV Coral Hills Investors LLC, BSV Crestview Square LLC, BSV Dekalb LLC, BSV Hollinswood LLC, BSV Lamonticello Investors LLC and BSV West Broad Investors LLC will constitute the Initial Mergers. Accordingly, the Mergers involving BSV Avondale LLC, BSV Cromwell Parent LLC, BSV Cypress Point Investors LLC, BSV Greenwood Investors LLC, BSV Highlandtown Investors LLC, BSV Lamont Investors LLC, BSV LSP East Investors LLC, BSV Patrick Street Member LLC, BSV Premier Brookhill LLC and BSV Spotswood Investors LLC (the “Delayed Mergers”) may close concurrently with or subsequent to the Initial Mergers.

In addition, the Amendments to the Merger Agreements for the Delayed Mergers provide that a condition to the consummation of each of the Delayed Mergers is, unless waived by the applicable Broad Street Entities, subject to the receipt of equity, equity-linked or debt financing by the Broad Street Entities (but not including any new debt financing secured in whole or in part by mortgages or other security interests on any of the properties owned by the Broad Street Entities), the proceeds of which are not less than $16 million.

The Amendments to the Merger Agreements involving BSR, BSV, BSV Avondale LLC, BSV Coral Hills Investors LLC, BSV Crestview Square LLC, BSV Cypress Point Investors LLC, BSV Dekalb LLC, BSV Hollinswood LLC, BSV Lamont Investors LLC, BSV Lamonticello Investors LLC, BSV LSP East Investors LLC, BSV Patrick Street Member, BSV Premier Brookhill LLC and BSV West Broad Investors LLC also extended the Outside Date (as defined in the applicable Merger Agreements) to December 31, 2019.

Other than as expressly modified by the Amendments, the Merger Agreements, which were filed as Exhibits 2.1 through 2.19 to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on May 31, 2019, remain in full force and effect.

The foregoing description of the Amendments does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendments, which are filed as Exhibits 2.1 through 2.19 hereto and are incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the effect of the Mergers, future restructuring of the Company, future issuance of the Company’s common stock and OP Units, expected ownership structure and operations of the Combined Company and future board and management transition. These statements are based on current expectations, estimates and projections about, among others, management’s beliefs, assumptions made by management and the transactions described in this Current Report on Form 8-K. While the Company’s management believes the assumptions underlying its forward-looking statements and information are reasonable, such information is necessarily subject to uncertainties and may involve certain risks, many of which are difficult to predict and are beyond the control of the Company’s management. These risks include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of any Merger Agreement; (2) the outcome of any legal proceedings that may be instituted against the MedAmerica Parties, BSR, BSV, the Broad Street Entities and others following the announcement of the Merger Agreements; (3) the inability to complete the Mergers due to the failure to satisfy other conditions to completion of the Mergers, including the financing condition and obtaining consent from the requisite lenders; (4) the ability to recognize the benefits of the Mergers; (5) the amount of the costs, fees, expenses and charges related to the Mergers; and (6) other risks that are set forth under “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018 and other documents filed by the Company with the SEC from time to time. All forward-looking statements speak only as of the date of this Current Report on Form 8-K or, in the case of any document incorporated by reference, the date of that document. All subsequent written and oral forward-looking statements attributable to the Company or any person acting on its behalf are qualified by the cautionary statements in this section. Except as otherwise may be required by law, the Company undertakes no obligation to update or publicly release any revisions to forward-looking statements to reflect events, circumstances or changes in expectations after the date of this Current Report on Form 8-K.

Item 9.01.     Financial Statements and Exhibits.

(d)     Exhibits

Exhibit No.	Description
2.1

First Amendment to Agreement and Plan of Merger, dated as of November 27, 2019, by and among Broad Street Realty, LLC MedAmerica Properties Inc., Broad Street Realty Operating Partnership, LP and Broad Street Realty Merger Sub LLC.

2.2

First Amendment to Agreement and Plan of Merger, dated as of November 27, 2019, by and among Broad Street Ventures, LLC, MedAmerica Properties Inc., Broad Street Operating Partnership, LP and Broad Street Ventures Merger Sub LLC.

2.3

First Amendment to Agreement and Plan of Merger, dated as of November 27, 2019, by and among BSV Avondale LLC, MedAmerica Properties Inc., Broad Street Operating Partnership, LP and BSV Avondale Merger Sub LLC.

2.4

First Amendment to Agreement and Plan of Merger, dated as of November 27, 2019, by and among BSV Colonial Investor LLC, MedAmerica Properties Inc., Broad Street Operating Partnership, LP and BSV Colonial Merger Sub LLC.

2.5

First Amendment to Agreement and Plan of Merger, dated as of November 27, 2019, by and among BSV Coral Hills Investors LLC, MedAmerica Properties Inc., Broad Street Operating Partnership, LP and BSV Coral Hills Merger Sub LLC.

2.6

First Amendment to Agreement and Plan of Merger, dated as of November 27, 2019, by and among BSV Crestview Square LLC, MedAmerica Properties Inc., Broad Street Operating Partnership, LP and BSV Crestview Square Merger Sub LLC.

2.7

First Amendment to Agreement and Plan of Merger, dated as of November 27, 2019, by and among BSV Cromwell Parent LLC, MedAmerica Properties Inc., Broad Street Operating Partnership, LP and BSV Cromwell Merger Sub LLC.

2.8

First Amendment to Agreement and Plan of Merger, dated as of November 27, 2019, by and among BSV Cypress Point Investors LLC, MedAmerica Properties Inc., Broad Street Operating Partnership, LP and BSV Cypress Point Merger Sub LLC.

2.9

First Amendment to Agreement and Plan of Merger, dated as of November 27, 2019, by and among BSV Dekalb LLC, MedAmerica Properties Inc., Broad Street Operating Partnership, LP and BSV Dekalb Merger Sub LLC.

2.10

First Amendment to Agreement and Plan of Merger, dated as of November 27, 2019, by and among BSV Greenwood Investors LLC, MedAmerica Properties Inc., Broad Street Operating Partnership, LP and BSV Greenwood Merger Sub LLC.

2.11

First Amendment to Agreement and Plan of Merger, dated as of November 27, 2019,, by and among BSV Highlandtown Investors LLC, MedAmerica Properties Inc., Broad Street Operating Partnership, LP and BSV Highlandtown Merger Sub LLC.

2.12

First Amendment to Agreement and Plan of Merger, dated as of November 27, 2019, by and among BSV Hollinswood LLC, MedAmerica Properties Inc., Broad Street Operating Partnership, LP and BSV Hollinswood Merger Sub LLC.

2.13

First Amendment to Agreement and Plan of Merger, dated as of November 27, 2019, by and among BSV Lamont Investors LLC, MedAmerica Properties Inc., Broad Street Operating Partnership, LP and BSV Lamont Merger Sub LLC.

2.14

First Amendment to Agreement and Plan of Merger, dated as of November 27, 2019, by and among BSV Lamonticello Investors LLC, MedAmerica Properties Inc., Broad Street Operating Partnership, LP and BSV Lamonticello Merger Sub LLC.

2.15

First Amendment to Agreement and Plan of Merger, dated as of November 27, 2019, by and among BSV LSP East Investors LLC, MedAmerica Properties Inc., Broad Street Operating Partnership, LP and BSV LSP East Merger Sub LLC.

2.16

First Amendment to Agreement and Plan of Merger, dated as of November 27, 2019, by and among BSV Patrick Street Member LLC, MedAmerica Properties Inc., Broad Street Operating Partnership, LP and BSV Patrick Street Merger Sub LLC.

2.17

First Amendment to Agreement and Plan of Merger, dated as of November 27, 2019, by and among BSV Premier Brookhill LLC, MedAmerica Properties Inc., Broad Street Operating Partnership, LP and BSV Brookhill Merger Sub LLC.

2.18

First Amendment to Agreement and Plan of Merger, dated as of November 27, 2019, by and among BSV Spotswood Investors LLC, MedAmerica Properties Inc., Broad Street Operating Partnership, LP and BSV Spotswood Merger Sub LLC.

2.19

First Amendment to Agreement and Plan of Merger, dated as of November 27, 2019, by and among BSV West Broad Investors LLC, MedAmerica Properties Inc., Broad Street Operating Partnership, LP and BSV West Broad Merger Sub LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDAMERICA PROPERTIES INC.

December 3, 2019	By:	/s/ Joseph C. Bencivenga
Joseph C. Bencivenga
President and Chief Executive Officer